UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2006

Analogic Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-6715	04-2454372
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-977-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On June 19, 2006, Analogic Corporation (“Analogic”) received notice that Bernard M. Gordon does not intend to stand for reelection to Analogic’s Board of Directors when his current term expires at the 2007 Annual Meeting of Stockholders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOGIC CORPORATION
Date: June 23, 2006	By:	/s/ Alex A. Van Adzin
		Name:	Alex A. Van Adzin
		Title:	Vice President, General Counsel, and Corporation Secretary